Treasury Risk Management	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Treasury Risk Management

16. TREASURY RISK MANAGEMENT

DERIVATIVES AND HEDGE ACCOUNTING

Derivatives are measured at fair value with any related transaction costs expensed as incurred. The treatment of changes in the value of derivatives depends on their use as explained below.

(I) FAIR VALUE HEDGES(a)

Certain derivatives are held to hedge the risk of changes in value of a specific bond or other loan. In these situations, the Group designates the liability and related derivative to be part of a fair value hedge relationship. The carrying value of the bond is adjusted by the fair value of the risk being hedged, with changes going to the income statement. Gains and losses on the corresponding derivative are also recognised in the income statement. The amounts recognised are offset in the income statement to the extent that the hedge is effective. When the relationship no longer meets the criteria for hedge accounting, the fair value hedge adjustment made to the bond is amortised to the income statement using the effective interest method.

(II) CASH FLOW HEDGES(a)

Derivatives are also held to hedge the uncertainty in timing or amount of future forecast cash flows. Such derivatives are classified as being part of cash flow hedge relationships. For an effective hedge, gains and losses from changes in the fair value of derivatives are recognised in equity. Any ineffective elements of the hedge are recognised in the income statement. If the hedged cash flow relates to a non-financial asset, the amount accumulated in equity is subsequently included within the carrying value of that asset. For other cash flow hedges, amounts deferred in equity are taken to the income statement at the same time as the related cash flow.

When a derivative no longer qualifies for hedge accounting, any cumulative gain or loss remains in equity until the related cash flow occurs. When the cash flow takes place, the cumulative gain or loss is taken to the income statement. If the hedged cash flow is no longer expected to occur, the cumulative gain or loss is taken to the income statement immediately.

(III) NET INVESTMENT HEDGES(a)

Certain derivatives are designated as hedges of the currency risk on the Group’s investment in foreign subsidiaries. The accounting policy for these arrangements is set out in note 1.

(IV) DERIVATIVES FOR WHICH HEDGE ACCOUNTING IS NOT APPLIED

Derivatives not classified as hedges are held in order to hedge certain balance sheet items and commodity exposures. No hedge accounting is applied to these derivatives, which are carried at fair value with changes being recognised in the income statement.

(a)	Applying hedge accounting has not led to material ineffectiveness being recognised in the income statement for both 2017 and 2016.

The Group is exposed to the following risks that arise from its use of financial instruments, the management of which is described in the following sections:

•	liquidity risk (see note 16A);
•	market risk (see note 16B); and
•	credit risk (see note 17B).

16A. MANAGEMENT OF LIQUIDITY RISK

Liquidity risk is the risk that the Group will face in meeting its obligations associated with its financial liabilities. The Group’s approach to managing liquidity is to ensure that it will have sufficient funds to meet its liabilities when due without incurring unacceptable losses. In doing this, management considers both normal and stressed conditions. A material and sustained shortfall in our cash flow could undermine the Group’s credit rating, impair investor confidence and also restrict the Group’s ability to raise funds.

The Group maintained a cautious funding strategy. This was the result of cash delivery from the business, coupled with the proceeds from bond issuances. This cash has been invested conservatively with low risk counter-parties at maturities of less than six months.

Cash flow from operating activities provides the funds to service the financing of financial liabilities on a day-to-day basis. The Group seeks to manage its liquidity requirements by maintaining access to global debt markets through short-term and long-term debt programmes. In addition, Unilever has committed credit facilities for general corporate use.

On 31 December 2017 Unilever had undrawn revolving 364-day bilateral credit facilities in aggregate of US$7,865 million (2016: US$6,550 million) with a 364-day term out. As part of the regular annual process, the intention is that these facilities will again be renewed in 2018. In addition, Unilever had undrawn revolving 364-day bilateral credit facilities in aggregate of €4,000 million (2016: nil)

The following table shows Unilever’s contractually agreed undiscounted cash flows, including expected interest payments, which are payable under financial liabilities at the balance sheet date:

		€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
									Net
									carrying
			Due	Due	Due	Due			amount as
		Due	between	between	between	between	Due		shown in
		within	1 and	2 and	3 and	4 and	after		balance
Undiscounted cash flows	Notes	1 year	2 years	3 years	4 years	5 years	5 years	Total	sheet
2017
Non-derivative financial liabilities:
Preference shares		-	-	-	-	-	-	-	-
Bank loans and overdrafts		(522)	(221)	(1)	(1)	(260)	-	(1,005)	(992)
Bonds and other loans		(7,558)	(1,577)	(2,546)	(2,026)	(2,058)	(9,953)	(25,718)	(22,709)
Finance lease creditors	20	(20)	(18)	(17)	(16)	(17)	(118)	(206)	(131)
Other financial liabilities		(177)	-	-	-	-	-	(177)	(177)
Trade payables, accruals and other liabilities	14	(12,861)	(215)					(13,076)	(13,076)
Deferred consideration		(26)	(36)	(27)	(515)	(3)	(9)	(616)	(511)
		(21,164)	(2,067)	(2,591)	(2,558)	(2,338)	(10,080)	(40,798)	(37,596)

Derivative financial liabilities:
Interest rate derivatives:
Derivative contracts – receipts		349	64	727	51	754	1,380	3,325
Derivative contracts – payments		(319)	(19)	(753)	(19)	(797)	(1,440)	(3,347)
Foreign exchange derivatives:
Derivative contracts – receipts		24,935						24,935
Derivative contracts – payments		(25,258)						(25,258)
Commodity derivatives:
Derivative contracts – receipts
Derivative contracts – payments		(19)						(19)
		(312)	45	(26)	32	(43)	(60)	(364)	(534)
Total		(21,476)	(2,022)	(2,617)	(2,526)	(2,381)	(10,140)	(41,162)	(38,130)
2016
Non-derivative financial liabilities:
Preference shares		(4)	(4)	(4)	(4)	(4)	(72)	(92)	(68)
Bank loans and overdrafts		(909)	(4)	(243)	-	-	-	(1,156)	(1,146)
Bonds and other loans		(4,700)	(1,335)	(1,669)	(1,882)	(1,634)	(6,733)	(17,953)	(15,053)
Finance lease creditors	20	(24)	(18)	(18)	(17)	(16)	(127)	(220)	(143)
Other financial liabilities		-	-	-	-	-	-	-	-
Trade payables, accruals and other liabilities	14	(13,252)	(224)	-	-	-	-	(13,476)	(13,476)
Deferred consideration		(151)	(114)	(24)	-	(490)	(10)	(789)	(594)
		(19,040)	(1,699)	(1,958)	(1,903)	(2,144)	(6,942)	(33,686)	(30,480)

Derivative financial liabilities:
Interest rate derivatives:
Derivative contracts – receipts		56	420	-	-	-	-	476
Derivative contracts – payments		(70)	(429)	-	-	-	-	(499)
Foreign exchange derivatives:
Derivative contracts – receipts		9,263	-	-	-	-	-	9,263
Derivative contracts – payments		(9,580)	-	-	-	-	-	(9,580)
Commodity derivatives:
Derivative contracts – receipts		-	-	-	-	-	-	-
Derivative contracts – payments		(3)	-	-	-	-	-	(3)
		(334)	(9)	-	-	-	-	(343)	(331)
Total		(19,374)	(1,708)	(1,958)	(1,903)	(2,144)	(6,942)	(34,029)	(30,811)

The following table shows cash flows for which cash flow hedge accounting is applied. The derivatives in the cash flow hedge relationships are expected to have an impact on profit and loss in the same periods as the cash flows occur.

	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
								Net
		Due	Due	Due	Due			carrying
	Due	between	between	between	between	Due		amount of
	within	1 and 2	2 and 3	3 and 4	4 and 5	after		related
	1 year	years	years	years	years	5 years	Total	derivatives (a)
2017
Foreign exchange cash inflows	3,510	-	-	-	-	-	3,510
Foreign exchange cash outflows	(3,536)	-	-	-	-	-	(3,536)	(8)
Interest rate cash flows	30	45	(26)	31	(44)	(60)	(24)	(351)
Commodity contracts cash flows	(19)	-	-	-	-	-	(19)	(7)
2016
Foreign exchange cash inflows	2,863	-	-	-	-	-	2,863
Foreign exchange cash outflows	(2,905)	-	-	-	-	-	(2,905)	(40)
Interest rate cash flows	4	(6)	-	-	-	-	(2)	-
Commodity contracts cash flows	(3)	-	-	-	-	-	(3)	18

(a)	See note 16C.

16B. MANAGEMENT OF MARKET RISK

Unilever’s size and operations result in it being exposed to the following market risks that arise from its use of financial instruments:

•	commodity price risk;
•	currency risk; and
•	interest rate risk.

The above risks may affect the Group’s income and expenses, or the value of its financial instruments. The objective of the Group’s management of market risk is to maintain this risk within acceptable parameters, while optimising returns. Generally, the Group applies hedge accounting to manage the volatility in profit and loss arising from market risk.

The Group’s exposure to, and management of, these risks is explained below. It often includes derivative financial instruments, the uses of which are described in note 16C.

POTENTIAL IMPACT OF RISK	MANAGEMENT POLICY AND HEDGING STRATEGY	SENSITIVITY TO THE RISK

(I) COMMODITY PRICE RISK

The Group is exposed to the risk of changes in commodity prices in relation to its purchase of certain raw materials.

At 31 December 2017, the Group had hedged its exposure to future commodity purchases with commodity derivatives valued at €382 million (2016: €441 million).

The Group uses commodity forward contracts to hedge against this risk. All commodity forward contracts hedge future purchases of raw materials and the contracts are settled either in cash or by physical delivery.

Commodity derivatives are generally designated as hedging instruments in cash flow hedge accounting relations. All commodity forward contracts are done in line with approvals from the Global Commodity Executive which is chaired by the Unilever Chief Supply Chain Officer (CSCO).

A 10% increase in commodity prices as at 31 December 2017 would have led to a €38 million gain on the commodity derivatives in the cash flow hedge reserve (2016: €46 million gain in the cash flow hedge reserve). A decrease of 10% in commodity prices on a full-year basis would have the equal but opposite effect.

(II) CURRENCY RISK

Currency risk on sales, purchases and borrowings

Because of Unilever’s global reach, it is subject to the risk that changes in foreign currency values impact the Group’s sales, purchases and borrowings.

At 31 December 2017, the exposure to the Group from companies holding financial assets and liabilities other than in their functional currency amounted to €45 million (2016: €76 million).

The Group manages currency exposures within prescribed limits, mainly through the use of forward foreign currency exchange contracts.

Operating companies manage foreign exchange exposures within prescribed limits. Local compliance is monitored centrally.

Exchange risks related to the principal amounts of the US$ and Swiss franc denominated debt either form part of hedging relationships themselves, or are hedged through forward contracts.

The aim of the Group’s approach to management of currency risk is to leave the Group with no material residual risk. This aim has been achieved in all years presented.

As an estimation of the approximate impact of the residual risk, with respect to financial instruments, the Group has calculated the impact of a 10% change in exchange rates.

Impact on income statement

A 10% strengthening of the euro against key currencies to which the Group is exposed would have led to approximately an additional €5 million gain in the income statement (2016: €7 million gain). A 10% weakening of the euro against these currencies would have led to an equal but opposite effect.

POTENTIAL IMPACT OF RISK	MANAGEMENT POLICY AND HEDGING STRATEGY	SENSITIVITY TO THE RISK

Currency risk on the Group’s net investments

The Group is also subject to exchange risk in relation to the translation of the net investments of its foreign operations into euros for inclusion in its consolidated financial statements.

These net investments include Group financial loans, which are monetary items that form part of our net investment in foreign operations, of €7.3 billion (2016: €7.9 billion), of which €3.4 billion (2016: €3.5 billion) is denominated in GBP. In accordance with IAS 21, the exchange differences on these financial loans are booked through reserves.

Part of the currency exposure on the Group’s investments is also managed using US$ and Swiss franc net investment hedges with a nominal value of €3.9 billion (2016: €3.5 billion) for US$ and €(1.1) billion (2016: €(0.9)) for Swiss francs.

At 31 December 2017, the net exposure of the net investments in foreign currencies amounts to €16.2 billion (2016: €11.1 billion).

Unilever aims to minimise this foreign investment exchange exposure by borrowing in local currency in the operating companies themselves. In some locations, however, the Group’s ability to do this is inhibited by local regulations, lack of local liquidity or by local market conditions.

Where the residual risk from these countries exceeds prescribed limits, Treasury may decide on a case-by-case basis to actively hedge the exposure. This is done either through additional borrowings in the related currency, or through the use of forward foreign exchange contracts.

Where local currency borrowings, or forward contracts, are used to hedge the currency risk in relation to the Group’s net investment in foreign subsidiaries, these relationships are designated as net investment hedges for accounting purposes.

Impact on equity – trade-related cash flow hedges

A 10% strengthening of the euro against other currencies would have led to a €191 million (2016: €17 million) loss (of which €139 million loss would relate to strengthening against US Dollar (2016: €51 million loss would relate to strengthening against sterling) on hedges used to cover future trade cash flows to which cash flow hedge accounting is applied. A 10% weakening of the euro against other currencies would have led to a €210 million (2016: €19 million) gain (out of which €152 million gain would relate to strengthening against US Dollar (2016: €56 million gain would relate to strengthening against sterling) on hedges used to cover future trade cash flows to which cash flow hedge accounting is applied.

Impact on equity – net investment hedges

A 10% strengthening of the euro against other currencies would have led to a €251 million (2016: €242 million) loss on the net investment hedges used to manage the currency exposure on the Group’s investments. A 10% weakening of the euro against other currencies would have led to a €277 million (2016: €295 million) gain on the net investment hedges used to manage the currency exposure on the Group’s investments.

Impact on equity – net investments in group companies

A 10% strengthening of the euro against all other currencies would have led to a €1,472 million negative retranslation effect (2016: €1,008 million negative retranslation effect). A 10% weakening of the euro against those currencies would have led to a €1,619 million positive retranslation effect (2016: €1,232 million positive retranslation effect). In line with accepted hedge accounting treatment and our accounting policy for financial loans, the retranslation differences would be recognised in equity.

(III) INTEREST RATE RISK(a)

The Group is exposed to market interest rate fluctuations on its floating rate debt. Increases in benchmark interest rates could increase the interest cost of our floating-rate debt and increase the cost of future borrowings. The Group’s ability to manage interest costs also has an impact on reported results.

Taking into account the impact of interest rate swaps, at 31 December 2017, interest rates were fixed on approximately 76% of the expected net debt for 2018, and 63% for 2019 (81% for 2017 and 71% for 2018 at 31 December 2016).

For interest management purposes, transactions with a maturity shorter than six months from inception date are not included as fixed interest transactions.

The average interest rate on short-term borrowings in 2017 was 0.9% (2016: 0.9%).

Unilever’s interest rate management approach aims for an optimal balance between fixed and floating-rate interest rate exposures on expected net debt. The objective of this approach is to minimise annual interest costs after tax and to reduce volatility.

This is achieved either by issuing fixed or floating-rate long-term debt, or by modifying interest rate exposure through the use of interest rate swaps.

Furthermore, Unilever has interest rate swaps for which cash flow hedge accounting is applied.

Assuming that all other variables remain constant, a 1.0 percentage point increase in floating interest rates on a full-year basis as at 31 December 2017 would have led to an additional €41million of finance costs (2016: €11 million additional finance costs). A 1.0 percentage point decrease in floating interest rates on a full-year basis would have an equal but opposite effect.

Assuming that all other variables remain constant, a 1.0 percentage point increase in floating interest rates on a full-year basis as at 31 December 2017 would have led to an additional €23 million credit in equity from derivatives in cash flow hedge relationships (2016: €1 million debit). A 1.0 percentage point decrease in floating interest rates on a full-year basis would have led to an additional €28 million debit in equity from derivatives in cash flow hedge relationships (2016: €1 million credit).

(a)	See the weighted average amount of net debt with fixed rate interest shown in the following table.

The following table shows the split in fixed and floating-rate interest exposures, taking into account the impact of interest rate swaps and cross-currency swaps:

	€ million 2017	€ million 2016
Cash and cash equivalents	3,317	3,382
Current other financial assets	770	599
Current financial liabilities	(7,968)	(5,450)
Non-current financial liabilities	(16,462)	(11,145)
Net debt	(20,343)	(12,614)
Of which:
Fixed rate (weighted average amount of fixing for the following year)	(16,216)	(11,539)

16C. DERIVATIVES AND HEDGING

The Group does not use derivative financial instruments for speculative purposes. The uses of derivatives and the related values of derivatives are summarised in the following table. Derivatives used to hedge:

	€ million	€ million		€ million	€ million		€ million	€ million
	Trade and other receivables	Financial assets		Trade Payables and other liabilities	Current financial liabilities		Non- current financial liabilities	Total

31 December 2017
Foreign exchange derivatives including cross currency swaps
Fair value hedges	-	-		-	-		-	-
Cash flow hedges	32	-		(40)	-		-	(8)
Hedges of net investments in foreign operations	-	9		-	(103	)(a)	-	(94)
Hedge accounting not applied	13	73		(54)	35	(a)	-	67
Interest rate swaps
Fair value hedges	-	2		-	-		-	2
Cash flow hedges	-	2		-	(18)		(335)	(351)
Hedge accounting not applied	-	30		-	-		-	30
Commodity contracts
Cash flow hedges	12	-		(19)	-		-	(7)
Hedge accounting not applied	-	-		-	-		-	-
	57	116		(113)	(86)		(335)	(361)
	Total assets	173		Total liabilities			(534)	(361)

31 December 2016
Foreign exchange derivatives including cross currency swaps
Fair value hedges	-	-		-	-		-	-
Cash flow hedges	36	-		(76)	-		-	(40)
Hedges of net investments in foreign operations	-	174	(a)	-	(27)		-	147
Hedge accounting not applied	79	(133	)(a)	(67)	(134)		-	(255)
Interest rate swaps
Fair value hedges	-	3		-	-		-	3
Cash flow hedges	-	4		-	-		(4)	-
Hedge accounting not applied	-	43		-	(14)		(6)	23
Commodity contracts
Cash flow hedges	21	-		(3)	-		-	18
Hedge accounting not applied	(1)	-		-	-		-	(1)
	135	91		(146)	(175)		(10)	(105)
	Total assets	226		Total liabilities			(331)	(105)

(a)	Swaps that hedge the currency risk on intra-group loans and offset €(103) million of financial assets (2016: €174 million) within ‘Hedges of net investments in foreign operations’ are included within ‘Hedge accounting not applied’.

MASTER NETTING OR SIMILAR AGREEMENTS

A number of legal entities within our Group enter into derivative transactions under International Swap and Derivatives Association (ISDA) master netting agreements. In general, under such agreements the amounts owed by each counter-party on a single day in respect of all transactions outstanding in the same currency are aggregated into a single net amount that is payable by one party to the other. In certain circumstances, such as when a credit event such as a default occurs, all outstanding transactions under the agreement are terminated, the termination value is assessed and only a single net amount is payable in settlement of all transactions.

The ISDA agreements do not meet the criteria for offsetting the positive and negative values in the consolidated balance sheet. This is because the Group does not have any currently legally enforceable right to offset recognised amounts, between various Group and bank affiliates, because the right to offset is enforceable only on the occurrence of future credit events such as a default.

The column ‘Related amounts not set off in the balance sheet – Financial instruments’ shows the netting impact of our ISDA agreements, assuming the agreements are respected in the relevant jurisdiction.

(A) FINANCIAL ASSETS

The following financial assets are subject to offsetting, enforceable master netting arrangements and similar agreements.

Related amounts not set
off in the balance sheet
	€ million	€ million	€ million	€ million	€ million	€ million
Gross amounts of
		recognised	Net amounts of
	Gross amounts	financial assets	financial assets		Cash
	of recognised	set off in the	presented in the	Financial	collateral
As at 31 December 2017	financial assets	balance sheet	balance sheet	instruments	received	Net amount
Derivative financial assets	276	(103)	173	(108)	(6)	59
As at 31 December 2016
Derivative financial assets	400	(174)	226	(147)	-	79
(B) FINANCIAL LIABILITIES
The following financial liabilities are subject to offsetting, enforceable master netting arrangements and similar agreements.
Related amounts not set
off in the balance sheet
	€ million	€ million	€ million	€ million	€ million	€ million
Gross amounts of
		recognised	Net amounts of
	Gross amounts	financial liabilities	financial liabilities		Cash
	of recognised	set off in the	presented in the	Financial	collateral
As at 31 December 2017	financial liabilities	balance sheet	balance sheet	instruments	pledged	Net amount
Derivative financial liabilities	637	(103)	534	(108)	-	426
As at 31 December 2016
Derivative financial liabilities	505	(174)	331	(147)	-	184